Exhibit 10.29

THIRD AMENDMENT TO LEASE AGREEMENT

This THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) made as of this 24th day of November, 2014 ("Execution Date"), by and between TR STONE MANOR CORP., a Delaware corporation (hereinafter called “Landlord”), and DISCOVERY LABORATORIES, INC., a Delaware corporation (hereinafter called “Tenant”).

WHEREAS, Landlord's predecessor in interest, Stone Manor Corporate Center, L.P. ("SMCC") and Tenant entered into that certain Office Lease Agreement dated May 26, 2004 ("Original Lease"), as amended by that certain Addendum to Office Lease Agreement between SMCC and Tenant dated of even date as the Original Lease ("Addendum"), as further amended by that certain Commencement Date Agreement between SMCC and Tenant dated January 19, 2005 ("Commencement Date Agreement"), as further amended by that certain First Amendment to Lease Agreement dated April 12, 2007 between Landlord and Tenant (the "First Amendment") and as further amended by that certain Second Amendment to Lease Agreement dated January 3, 2013 between Landlord and Tenant (the “Second Amendment” and collectively with the Original Lease, the Addendum, the Commencement Date Agreement and the First Amendment, the "Lease"), under which Landlord demised to Tenant the premises consisting of approximately 39,594 rentable square feet of office space on the first and second floors (the “Premises") in the building commonly known as Stone Manor Corporate Center, 2600 Kelly Road, in Doylestown and Warrington Townships, Pennsylvania (the “Building"), all as more particularly set forth in the Lease.

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease, as more particularly set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and hereby agree that the Lease is amended as follows:

1.

Recitals Incorporated. The Recitals set forth above are hereby incorporated by this reference and shall be deemed terms and provisions hereof with the same force and effect as if fully set forth in this Section 1.

2.

Defined Terms. Capitalized terms which are not otherwise defined herein shall be deemed to have the same meanings herein as are ascribed to such terms in the Lease. All references herein to “Lease” shall be deemed to be references to the Lease, as amended hereby.

3.	Tenant’s Work/Work Letter. Exhibit A, the Work Letter, which is described in Section 9(b) of the Second Amendment, is hereby amended as follows:

(a)	The first sentence of Paragraph 1 of the Work Letter is hereby deleted and the following sentence is inserted in lieu thereof:

“Subject to the Landlord’s Contribution (described in Paragraph 8 hereof), Tenant, at its cost and expense, may perform or cause to be performed certain work in the Premises with respect only to HVAC in the Premises, including a feasibility study with respect thereto as Tenant shall elect (the “Tenant’s Work”).”

(b)	The date of December 31, 2014, which is set forth in Paragraphs 6(j) and 8(a) of the Work Letter is hereby amended to be June 30, 2015.

4.	Counterparts. This Third Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

5.	Time is of the Essence. Time is of the essence for this Third Amendment and the Lease and each provision hereof and thereof.

6.

Submission of Third Amendment. Submission of this instrument for examination shall not bind Landlord and no duty or obligation on Landlord shall arise under this instrument until this instrument is signed and delivered by Landlord and Tenant.

7.

Entire Agreement. This Third Amendment and the Lease contain the entire agreement between Landlord and Tenant with respect to Tenant’s leasing of the Premises. Except for the Lease and this Third Amendment, no prior agreements or understandings with respect to the Premises shall be valid or of any force or effect.

8.

Severability. If any provision of this Third Amendment or the application thereof to any person or circumstance is or shall be deemed illegal, invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect and this Third Amendment shall be interpreted as if such illegal, invalid or unenforceable provision did not exist herein.

9.

Lease In Full Force and Effect. Except as modified by this Third Amendment, all of the terms, conditions, agreements, covenants, representations, warranties and indemnities contained in the Lease remain in full force and effect. In the event of any conflict between the terms and conditions of this Third Amendment and the terms and conditions of the Lease, the terms and conditions of this Third Amendment shall prevail.

10.	Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

11.

Integration of the Third Amendment and the Lease.  This Third Amendment and the Lease shall be deemed to be, for all purposes, one instrument. In the event of any conflict between the terms and provisions of this Third Amendment and the terms and provisions of the Lease, the terms and provisions of this Third Amendment shall, in all instances, control and prevail.

12.

Patriot Act. Landlord and Tenant represent and warrant that they are not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by the United States Treasury Department as a Specially Designated National and Blocked Person, or for or on behalf of any person, group, entity, or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; and that they are not engaged in this transaction directly or indirectly on behalf of, or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity, or nation. Each party hereby agrees to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representation and warranty.

13.

Exculpation. It is understood and agreed expressly by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements made herein or in the Lease on the part of Landlord, while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Landlord, are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in (i) the Building, (ii) the Premises and (iii) the building located at 2700 Kelly Road, in Doylestown and Warrington Townships, Pennsylvania (the "2700 Building") to the terms of this Third Amendment and the Lease and for no other purpose whatsoever, and in case of default hereunder by Landlord, Tenant shall look solely to the interests of Landlord in the Building and the 2700 Building; that Landlord shall have no personal liability whatsoever to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, contained herein; and that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, said Landlord, individually or personally, on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Third Amendment or the Lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the day and year first above written.

WITNESS:		LANDLORD:

TR STONE MANOR CORP.,
a Delaware corporation

By:	/s/ Karen Boyce	By:	/s/ Christopher Cassella
		Name:	Christopher Cassella
Name:	Karen Boyce	Its:	Vice President

WITNESS:		TENANT:

DISCOVERY LABORATORIES, INC.,
a Delaware corporation

By:	/s/ Kathleen W. Fitzgibbon	By:	/s/ John A. Tattory
		Name:	John A. Tattory
Name:	Kathleen W. Fitzgibbon	Its:	SVP, CFO

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